UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report October 12, 2005
                        (Date of earliest event reported)

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                 1-12351                     41-1849591
(State or other jurisdiction    (Commission                 (IRS Employer
       of incorporation)         file number)             Identification No.)


              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)

                  Registrant's telephone number (952) 525-5020

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.  Other Events

On October 12, 2005, Metris Companies Inc. announced that Metris Receivables, Inc., its wholly owned subsidiary, will issue $500 million of two-year credit card asset-backed securities through the Metris Master Trust. The securitization transaction features three classes of publicly issued securities (Class A, Class M, Class B) and one privately issued class of notes (Class C).


Item 9.01  Financial Statements and Exhibits

Metris Companies Inc. Press Release dated October 12, 2005 announcing that Metris Receivables, Inc., its wholly owned subsidiary, will issue $500 million of two-year credit card asset-backed securities through the Metris Master Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            METRIS COMPANIES INC.


Dated:  October 12, 2005                    By:/s/William A. Houlihan
                                                  William A. Houlihan
                                                  Executive Vice President
                                                  and Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit No.       Description

99.1 Metris Companies Inc. Press Release dated October 12, 2005 announcing that Metris Receivables, Inc., its wholly owned subsidiary, will issue $500 million of two-year credit card asset-backed securities through the Metris Master Trust.